Exhibit No. 10.28
SCHEDULE OF PARTICIPATING DIRECTORS AND OFFICERS
Armstrong World Industries, Inc. has entered into indemnification agreements with certain of its directors and officers, including Michael D. Lockhart, James J. Gaffney, Robert C. Garland, Judith R. Haberkorn, James J. O’Connor, Russell F. Peppet, Arthur J. Pergament, John J. Roberts, Alexander M. Sanders, Jr., F. Nicholas Grasberger, III, Stephen J. Senkowski, John N. Rigas, Frank J. Ready, Donald A. McCunniff, William C. Rodruan, Stephen F. McNamara and Jeffrey D. Nickel.